UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

RACKSPACE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Fanatical Place
City of Windcrest
San Antonio, Texas 78218
(Address of principal executive offices, including zip code)

(210) 312-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 20, 2025, Rackspace Technology, Inc. (the "Company") held its annual meeting of stockholders (the "2025 Annual Meeting"). The close of business on April 22, 2025 was previously established as the record date for the determination of stockholders entitled to notice of and to vote at the 2025 Annual Meeting (the "Record Date"). As of the Record Date, there were 237,388,710 shares of common stock of the Company outstanding (the "Shares"), with each Share being entitled to one vote. The holders of a total of 203,479,226 Shares, representing 85.72% of the total Shares outstanding, were present in person or by proxy at the 2025 Annual Meeting, constituting a quorum.

The final voting results for each of the proposals submitted to a vote of stockholders during the 2025 Annual Meeting are set forth below. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2025 (the "Proxy Statement").

Proposal 1. To elect Betsy Atkins, Mitchell Garber, Anthony Roberts and Anthony Scott to the Board of Directors of the Company as Class II Directors, in each case, for a term of three years expiring at the annual meeting of stockholders to be held in 2028.

The Company’s stockholders duly elected Betsy Atkins, Mitchell Garber, Anthony Roberts and Anthony Scott, by at least a plurality of the votes cast, to serve as Class II Directors until the 2028 annual meeting of stockholders and until his or her successor is elected and qualified, subject, however, to such director's earlier death, resignation, retirement, removal or disqualification. The results of the voting were as follows:

Proposal	Nominee	Votes For	Votes Withheld	Broker Non-Votes
1a	Betsy Atkins	159,109,004	1,811,162	42,559,060
1b	Mitchell Garber	145,411,467	15,508,699	42,559,060
1c	Anthony Roberts	159,954,843	965,323	42,559,060
1d	Anthony Scott	159,950,837	969,329	42,559,060

Proposal 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
202,142,752	1,033,512	302,962

Proposal 3. To conduct an advisory vote to approve the compensation of the Company’s named executive officers, as further described in the Proxy Statement (a "say-on-pay" vote).

The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
147,494,453	13,163,045	262,668	42,559,060

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

Date:	June 20, 2025	By:	/s/ Sarah Alexander
Sarah Alexander
Vice President, Deputy General Counsel and Assistant Secretary